Exhibit 99.2
August 4, 2022 | Nasdaq: COLL Q2FY22 Earnings Report

Forward - Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this press release include, among others, statements related to our full-year 2022 financial guidance, including total projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, andother statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations. Actual results may differ materially from management’s expectations and such forward-looking statements in this press release could be affected as a result of various important factors, including risks relating to, among others: risks related to the ability to realize the anticipated benefits of our acquisition of BDSI, including the possibility that the expected benefits from the BDSI acquisition will not be realized or will not be realized within the expected time period; the risk that BDSI’s business will notbe integrated successfully; unknown liabilities; risks related to future opportunities and plans for the products acquired withBDSI, including uncertainty of the expected financial performance of such products; the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement, opioid-related or other litigation that may be brought by or against us, including litigation with Purdue Pharma, L.P.; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise,after the date of this press release. Non - GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures such as adjusted EBITDA and adjusted operating expenses. We use these non-GAAP financial measures to understand, manage and evaluate our business as we believe they provide additional information on the performance of our business. We believe that the presentation of these non-GAAP financial measures, taken in conjunction with our results under GAAP, provide analysts, investors, lenders and other thirdparties insight into our view and assessment of our ongoing operating performance. In addition, we believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide supplementary information that may be useful to analysts, investors, lenders, and other third parties in assessing our performance and results from period to period. We report these non-GAAP financial measures to portray the results of our operations prior to considering certain income statement elements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP.In our quarterly and annual reports, earnings press releases and conference calls, we may discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis.Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.There are several limitations related to the use of adjusted EBITDA rather than net income, which is the nearest GAAP equivalent, such as:•adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA;•we exclude stock-based compensation expense from adjusted EBITDA although (a) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy and (b) ifwedid not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position;•adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs;•adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; •adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;•we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contracttermination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; •we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; •we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after theacquisition, and miscellaneous other acquisition expenses incurred; and•we exclude recognition of the step-up basis in inventory from acquisitions as the amount and/or frequency of these expenses are not part of our underlying business.Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations.The Company has not provided a reconciliation of its full-year 2022 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures because it is unable to predict, without unreasonable efforts, thetiming and amountof items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense. These items are uncertainand depend on various factors that could have a material impact on GAAP net income and operating expenses for the guidance period.

Buildinga leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions I D E AUpholdI ntegrityEmbrace D ifferencesEncourage E xpressionBe A ccountableGUIDED BY OUR CORE VALUES Mission DrivenInvestor Presentation3

# H1 2022 Key Business Highlights

- Completed BDSI acquisition; On track to exceed run rate synergy target
- Delivered record net revenue
- Grew Belbuca® and Xtampza® ER prescriptions vs. H1 2021
- Renegotiated Xtampza ER contracts
- Resolved all 27 pending opioid industry-related lawsuits

Collegium PHARMACEUTICAL
Investor Presentation
4

Collegium 3-Phase Action Agenda PHASE1SEAMLESSINTEGRATION PHASE2GENERATEMOMENTUM PHASE3ACCELERATE1.Executed with no disruptions to core operations2.Achieved day one field force readiness3.Realized majority of targeted run rate synergies1.Grow Belbuca and Xtampza ER 2.Complete Xtampza ER contract renegotiations3.Achieve remainder of target synergies4.Synthesize Elyxyb™launch learnings1.Propelled by Xtampza ER gross-to-net of <65% in January 20232.Driven by Belbuca and Xtampza ER TRxgrowth3.Bolstered by fully synergized cost structureCOMPLETED7/1/22 –12/31/222023Investor Presentation 5

BUSINESSDEVELOPMENTFOCUS•Differentiated commercial-stage assets•Peak sales potential >$150M•Exclusivity into 2030s Top Capital Allocation Priority: Business Development STRONGTRACKRECORDNucynta Franchise (February 2020)BDSI (March 2022) Investor Presentation6

Financial HighlightsColleen Tupper, Executive Vice President & Chief Financial Officer

# Q2FY22 Financial Highlights[1]

## Achieved Record Revenue

Q2FY22
TOTAL PRODUCT REVENUE

**$123.5 MILLION**

+49% OVER Q2FY21

## Leveraged Infrastructure[2]

Q2FY22
TOTAL ADJUSTED OPEX

**$32.0 MILLION**

+17% OVER Q2FY21

## Rapid Deleveraging[3,4]

ESTIMATED
DEBT/EBITDA RATIO

**<3.0X**

BY 2022 YEAR-END

Collegium PHARMACEUTICAL

1. This financial data was provided by Collegium Pharmaceutical, Inc. in its Quarterly Report on Form 10-Q filed with the SEC on August 4, 2022.
2. Adjusted operating expenses is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 2.
3. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 2.
4. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022.

Investor Presentation
8

# Updated 2022 Financial Guidance[1]

| | Prior | Updated |
|---|---|---|
| **Total Product Revenues** | $450.0 to $465.0 million | **Reaffirmed** |
| **Total Adjusted Operating Expenses[2]** (Excluding Stock-Based Compensation) | $130.0 to $140.0 million | **$125.0 to $135.0 million** |
| **Total Adjusted EBITDA[3]** (Excluding Stock-Based Compensation and Acquisition Related Expenses) | $235.0 to $250.0 million | **$245.0 to $255.0 million** |

Collegium. PHARMACEUTICAL

1. This financial data was provided by Collegium in its press release filed with the SEC on August 4, 2022.
2. Adjusted operating expenses is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 2.
3. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 2.

9

Investor Presentation

OPPORTUNISTICALLYRETURNCAPITALTOSHAREHOLDERS RAPIDLYPAYDOWNDEBT FOCUSEDBUSINESSDEVELOPMENTCapital Allocation Priorities•Commercial-stage assets:•With $150 million peak sales potential•Differentiated and durable with exclusivity into 2030s•>$50M remaining on $100M share repurchase program2•$650M Pharmakon loan issued on 3/22/222•$100M to be repaid in first 12 months1•>$450M to be repaid in first 36 months1 1231.This financial data was provided by Collegium in its press release issued February 14, 2022.2.This financial data was provided by Collegium in its Form 10-Q filed with the SEC on May 10, 2022.Investor Presentation10

Commercial UpdateScott Dreyer, Executive Vice President & Chief Commercial Officer

122022 Commercial Priorities Maximize Nucynta Franchise and Symproic Launch Elyxyb Achieve gross-to-net of <65% for Xtampza ER beginning in January 2023 Grow Belbuca and Xtampza ER

# The Leader in Responsible Pain Management

**Strong and Growing Market Position**

**49.0%**
Branded ER Market Share[1,2]

**+3.6%** Over Q2FY21

**Large Prescriber Bases**

BELBUCA (buprenorphine) Buccal Film

~9,200
unique prescribers in Q2FY22, up 7% vs. Q2FY21[3]

Xtampza ER (oxycodone) extended-release capsules

~19,200
unique prescribers in Q2FY22, up 1% vs. Q2FY21[3]

NUCYNTA (tapentadol) tablets / NUCYNTA ER (tapentadol) extended-release tablets

~13,300
unique prescribers in Q2FY22, relatively stable vs. Q2FY21[3]

Collegium PHARMACEUTICAL

Sources:
1. IQVIA NPA through June 2022
2. Quarter-ending product share (Belbuca, Xtampza ER, and Nucynta ER)
3. IQVIA Exponent through June 2022

Investor Presentation
13

Collegium 3-Phase Action Agenda:H1 2022 Commercial Accomplishments and H2 2022 Priorities PHASE1SEAMLESSINTEGRATIONCompleted Investor Presentation141.Executed with no disruptions to core operations2.Achieved day one field force readinessHosted national sales meetingLaunched new Belbuca and Xtampza ER promotional resources3.Realized majority of targeted run rate synergies PHASE2GENERATEMOMENTUM1.Grow Belbuca and Xtampza ERFully trained pain salesforce with only active promotion in painLaser focused on execution of plan to drive prescription growth2.Complete Xtampza ER contract renegotiations3.Achieve remainder of target synergies4.Synthesize Elyxyblaunch learnings7/1/22 –12/31/22

Q&A

# Building a Leading, Diversified Specialty Pharmaceutical Company

## Diverse and Durable Portfolio

- Durable growth drivers
- Leader in responsible pain market
- Strategic foothold in neurology

## Strong Financial Position

- Revenue expected to grow ~65% Y/Y[1]
- Significant cost leverage: revenue expected to grow >2x rate of OPEX[1]
- Est. 2022 YE debt/EBITDA ratio <3.0x[1]

## Long-Term Value Creation

- Focused business development
- Rapid debt pay-down
- Return capital to shareholders

Collegium. PHARMACEUTICAL

1. Percent change year-over-year, growth rates and financial ratios are calculated based on financial data provided by Collegium on Form 10-Q filed with the SEC on August 4, 2022, compared to the mid-point of the guidance ranges provided by Collegium in its press release filed with the SEC on August 4, 2022.

16

Non-GAAP Reconciliations

18Collegium Pharmaceutical, Inc.Reconciliation of GAAP Net Income to Adjusted EBITDA(in thousands)(unaudited) Three Months Ended June 30,20222021 GAAP Net (loss) income $ (5,191) $ 72,843 Adjustments: Interest expense17,7615,421Interest income (5) (3) Benefit from income taxes (1,455) (61,852) Depreciation656425Amortization37,50116,795Stock-based compensation expense5,6926,516Acquisition related expense3,579—Recognition of step-up basis in inventory12,638—Total adjustments $ 76,367 $ (32,698) Adjusted EBITDA $ 71,176 $ 40,145

19Collegium Pharmaceutical, Inc.Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses(in thousands)(unaudited) Three Months Ended June 30,20222021 GAAP Operating expenses $ 41,254 $ 33,830 Adjustments: Stock-based compensation5,6926,516Acquisition related expense3,579—Total adjustments9,2716,516 Adjusted operating expenses $ 31,983 $ 27,314